Exhibit 31.1

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Klein, certify that:

1. I have reviewed this Amendment No. 2 to Quarterly Report on Form 10-Q/A for the fiscal quarter ended September 30, 2011 of Golden Phoenix Minerals, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 5, 2012

/s/ Thomas Klein
Thomas Klein
Chief Executive Officer